================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 31, 2003
                     --------------------------------------
                        (Date of Earliest Event Reported)


              CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP
                           CRESCENT FINANCE COMPANY
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                   333-42293                75-2531304
          DELAWARE                   333-89194-01             42-1536518
 ------------------------        ----------------         ---------------------
 (State of Incorporation)        (Commission File            (I.R.S. Employer
                                       Number)            Identification Number)


 777 MAIN STREET, SUITE 2100, FORT WORTH, TX                      76102
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                     (Zip Code)


                                 (817) 321-2100
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         As used in this Form 8-K, the term "Operating Partnership" means, unless the context otherwise requires, Crescent Real Estate Equities Limited Partnership, a Delaware limited partnership, and subsidiaries of the Operating Partnership. The Operating Partnership is controlled by Crescent Real Estate Equities Company, a Texas real estate investment trust.

         Crescent Real Estate Equities Limited Partnership is filing this Form 8-K to report the disposition of the Operating Partnership's interests in the Woodlands, Texas. The Woodlands is a 27,000-acre, mixed-use, master-planned community north of Houston, Texas, consisting of office properties, commercial acreage, a hotel and conference center and residential development property.

         On December 31, 2003, the Operating Partnership sold all of its interests in The Woodlands, Texas to TWC Operating LP, a Delaware limited partnership and a subsidiary of The Rouse Company, L.P., a Delaware limited partnership. The interests sold by the Operating Partnership consist of the following:

         o A 52.5% economic interest, including a 10% earned promotional interest, in The Woodlands Land Development Company, L.P., through which the Operating Partnership owned its interest in The Woodlands Land Company, Inc., the owner of The Woodlands Residential Development Property;

         o A promissory note due in 2007 in the original principal amount of $10,625,000 from The Woodlands Land Development Company, L.P.;

         o A 75% interest in Woodlands Office Equities - '95 Limited Partnership, through which the Operating Partnership owned its interests in four Office Properties located in The Woodlands;

         o A 52.5% economic interest, including a 10% earned promotional interest, in The Woodlands Commercial Properties Company, L.P.; and

         o A 52.5% economic interest, including a 10% earned promotional interest, in The Woodlands Operating Company, L.P.

         Total consideration to the Operating Partnership for the sale of its interests in The Woodlands was $387 million, approximately $202 million in cash and approximately $185 million in assumption of debt. The Operating Partnership received approximately $18 million of the $202 million cash component prior to closing in the form of partnership distributions net of working capital adjustments. The debt represents 52.5% of the debt of the partnerships through which the Operating Partnership held its interests in the Woodlands.

         The Operating Partnership has agreed to use approximately $126 million of the net proceeds from the sale of its interests in The Woodlands, together with the assumption of approximately $97 million of mortgage debt, to acquire from the Rouse Company, L.P. its interests in the eight Class A office properties and nine leased restaurant parcels in Hughes Center in Las Vegas, Nevada.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro Forma Financial Information.

Pro Forma Consolidated Balance Sheet as of September 30, 2003 and notes thereto....................
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003 and notes thereto..................................................................................
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 and notes thereto........................................................................................

                                    SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

                                      By: Crescent Real Estate Equities, Ltd.
                                          Its General Partner

Dated:  January 14, 2004                 By: /s/ JERRY R. CRENSHAW, JR.
                                            -----------------------------------
                                            Name:  Jerry R. Crenshaw, Jr.
                                            Title: Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CRESCENT FINANCE COMPANY


Dated:  January 14, 2004                 By: /s/ JERRY R. CRENSHAW, JR.
                                            -----------------------------------
                                            Name:  Jerry R. Crenshaw, Jr.
                                            Title: Executive Vice President
                                                   and Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

                          INDEX TO FINANCIAL STATEMENTS


PRO FORMA FINANCIAL STATEMENTS FOR CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP (UNAUDITED)
Pro Forma Consolidated Balance Sheet as of September 30, 2003 and notes thereto....................           F-3
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003 and
    notes thereto..................................................................................           F-5
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 and notes
    thereto........................................................................................           F-7

                         Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are based upon Crescent Real Estate Equities Limited Partnership's historical financial statements and give effect to the following transactions.

         o The sale of the Operating Partnership's interest in the Woodlands, Texas, which consisted of

                  o A 52.5% economic interest, including a 10% earned promotional interest, in The Woodlands Land Development Company, L.P., through which the Operating Partnership owned its interest in The Woodlands Land Company, Inc., the owner of The Woodlands Residential Development Property;

                  o A promissory note due in 2007 in the original principal amount of $10,625,000 from The Woodlands Land Development Company, L.P.;

                  o A 75% interest in Woodlands Office Equities - '95 Limited Partnership, through which the Operating Partnership owned its interests in four Office Properties located in The Woodlands;

                  o A 52.5% economic interest, including a 10% earned promotional interest, in The Woodlands Commercial Properties Company, L.P.; and

                  o A 52.5% economic interest, including a 10% earned promotional interest, in The Woodlands Operating Company, L.P.

         o The assumed application of the $152.2 million in net cash proceeds, after estimated transaction costs and taxes, from the sale.

The unaudited pro forma consolidated balance sheet as of September 30, 2003 is presented as if these transactions had been completed on September 30, 2003. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2003 and the year ended December 31, 2002 are presented as if these transactions had occurred as of January 1, 2002.

In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what actual results of operations of the Operating Partnership would have been for the periods presented, nor does it purport to predict the Operating Partnership's results of operations for future periods.

Crescent Real Estate Equities Limited Partnership
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2003
(dollars in thousands)

                                                                                        Crescent Real
                                                                                       Estate Equities      The Woodlands
                                                                                     Limited Partnership  (A)  Land Company   (B)
                                                                                     -------------------      -------------

ASSETS:
 Investments in real estate:
    Land                                                                                 $    315,479         $     (7,456)
    Building and improvements, net of accumulated depreciation of $734,370                  2,201,657                   --
    Furniture, fixtures and equipment, net of accumulated depreciation of $69,487              62,682                   --
    Land held for investment or development                                                   470,813                   --
    Properties held for disposition, net                                                       87,701                   --
                                                                                         ------------         ------------
             Net investment in real estate                                                  3,138,332               (7,456)

    Cash and cash equivalents                                                                  59,623                   --
    Restricted cash and cash equivalents                                                      106,675                   --
    Accounts receivable, net                                                                   39,878                   --
    Deferred rent receivable                                                                   62,474                   --
    Investments in unconsolidated companies                                                   543,259              (38,309)
    Notes receivable, net                                                                     108,971              (12,039)
    Income tax asset-current and deferred, net                                                 54,496                6,725
    Other assets, net                                                                         180,025                   --
                                                                                         ------------         ------------
               Total assets                                                              $  4,293,733         $    (51,079)
                                                                                         ============         ============


LIABILITIES:
    Borrowings under Credit Facility                                                     $    314,500         $         --
    Notes payable                                                                           2,261,969                   --
    Accounts payable, accrued expenses and other liabilities                                  346,042                   --
                                                                                         ------------         ------------
              Total liabilities                                                             2,922,511                   --
                                                                                         ------------         ------------


MINORITY INTERESTS:
    Consolidated real estate partnerships                                                      37,694                   --
                                                                                         ------------         ------------

PARTNERS CAPITAL:
    Series A Convertible Cumulative Preferred Units,
      liquidation preference of $25.00 per unit,
      10,800,000 units issued and outstanding                                                 248,160                   --
    Series B Cumulative Preferred Units,
      liquidation preference of $25.00 per unit,
      3,400,000 units issued and outstanding                                                   81,923                   --
    Units of Partnership Interest,
      58,459,035 issued and outstanding:
      General partner-outstanding 584,590                                                      10,482                 (511)
      Limited partners-outstanding 57,874,445                                               1,010,455              (50,568)
    Accumulated other comprehensive income (loss)                                             (17,492)                  --
                                                                                         ------------         ------------
                                                                                            1,333,528              (51,079)
                                                                                         ------------         ------------
             Total liabilities and partners capital                                      $  4,293,733         $    (51,079)
                                                                                         ============         ============



                                                                                     Other Woodlands
                                                                                         Entities     (C) Sales Proceeds  (D)
                                                                                     ---------------      --------------

ASSETS:
 Investments in real estate:
    Land                                                                              $         --         $         --
    Building and improvements, net of accumulated depreciation of $734,370                      --                   --
    Furniture, fixtures and equipment, net of accumulated depreciation of $69,487               --                   --
    Land held for investment or development                                                     --                   --
    Properties held for disposition, net                                                   (16,571)                  --
                                                                                      ------------         ------------
             Net investment in real estate                                                 (16,571)                  --

    Cash and cash equivalents                                                                  (25)                  --
    Restricted cash and cash equivalents                                                        --                   --
    Accounts receivable, net                                                                    (1)                  --
    Deferred rent receivable                                                                  (187)                  --
    Investments in unconsolidated companies                                                (32,111)                  --
    Notes receivable, net                                                                       --                   --
    Income tax asset-current and deferred, net                                              (1,232)                  --
    Other assets, net                                                                         (320)                  --
                                                                                      ------------         ------------
               Total assets                                                           $    (50,447)        $         --
                                                                                      ============         ============


LIABILITIES:
    Borrowings under Credit Facility                                                  $         --         $   (152,200)
    Notes payable                                                                           (1,743)                  --
    Accounts payable, accrued expenses and other liabilities                                 1,033                   --
                                                                                      ------------         ------------
              Total liabilities                                                               (710)            (152,200)
                                                                                      ------------         ------------


MINORITY INTERESTS:
    Consolidated real estate partnerships                                                      283                   --
                                                                                      ------------         ------------

PARTNERS CAPITAL:
    Series A Convertible Cumulative Preferred Units,
      liquidation preference of $25.00 per unit,
      10,800,000 units issued and outstanding                                                   --                   --
    Series B Cumulative Preferred Units,
      liquidation preference of $25.00 per unit,
      3,400,000 units issued and outstanding                                                    --                   --
    Units of Partnership Interest,
      58,459,035 issued and outstanding:
      General partner-outstanding 584,590                                                     (500)               1,522
      Limited partners-outstanding 57,874,445                                              (49,520)             150,678
    Accumulated other comprehensive income (loss)                                               --                   --
                                                                                      ------------         ------------
                                                                                           (50,020)             152,200
                                                                                      ------------         ------------

              Total liabilities and partners capital                                  $    (50,447)        $         --
                                                                                      ============         ============





                                                                                      Consolidated
                                                                                      ------------

ASSETS:
 Investments in real estate:
    Land                                                                              $    308,023
    Building and improvements, net of accumulated depreciation of $734,370               2,201,657
    Furniture, fixtures and equipment, net of accumulated depreciation of $69,487           62,682
    Land held for investment or development                                                470,813
    Properties held for disposition, net                                                    71,130
                                                                                      ------------
             Net investment in real estate                                               3,114,305

    Cash and cash equivalents                                                               59,598
    Restricted cash and cash equivalents                                                   106,675
    Accounts receivable, net                                                                39,877
    Deferred rent receivable                                                                62,287
    Investments in unconsolidated companies                                                472,839
    Notes receivable, net                                                                   96,932
    Income tax asset-current and deferred, net                                              59,989
    Other assets, net                                                                      179,755
                                                                                      ------------
               Total assets                                                           $  4,192,207
                                                                                      ============


LIABILITIES:
    Borrowings under Credit Facility                                                  $    162,300
    Notes payable                                                                        2,260,226
    Accounts payable, accrued expenses and other liabilities                               352,297
                                                                                      ------------
              Total liabilities                                                          2,774,823
                                                                                      ------------


MINORITY INTERESTS:
    Consolidated real estate partnerships                                                   37,977
                                                                                      ------------

PARTNERS CAPITAL:
    Series A Convertible Cumulative Preferred Units,
      liquidation preference of $25.00 per unit,
      10,800,000 units issued and outstanding                                              248,160
    Series B Cumulative Preferred Units,
      liquidation preference of $25.00 per unit,
      3,400,000 units issued and outstanding                                                81,923
    Units of Partnership Interest,
      58,459,035 issued and outstanding:
      General partner-outstanding 584,590                                                   10,993
      Limited partners-outstanding 57,874,445                                            1,061,045
    Accumulated other comprehensive income (loss)                                          (17,492)
                                                                                      ------------
                                                                                         1,394,629
                                                                                      ------------
              Total liabilities and partners capital                                  $  4,192,207
                                                                                      ============



         See accompanying notes to Pro Forma Consolidated Balance Sheet
                                      F-3

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(dollars in thousands)


The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2003 as if the transactions described in the first paragraph of "Pro Forma Financial Information" were completed on September 30, 2003.

(A) Reflects Crescent Real Estate Equities Limited Partnership's unaudited consolidated historical Balance Sheet as of September 30, 2003.

(B) Reflects an adjustment to remove the historical balance sheet of The Woodlands Land Development Company, L.P.

(C) Reflects an adjustment to remove the historical balance sheets of Woodlands Office Equities - '95 Limited Partnership, The Woodlands Commercial Property Company, L.P., and The Woodlands Operating Company, L.P.

(D) Assumes that the $152.2 million net cash proceeds, after estimated transaction costs and taxes, were used to pay down the Operating Partnership's Credit Facility. However, the Operating Partnership has agreed to use approximately $126 million of the net cash proceeds, together with the assumption of $97 million of mortgage debt, to purchase the eight Class A office properties and nine leased restaurant parcels in Hughes Center in Las Vegas, Nevada.

             Cash proceeds                                                    $   183,700
             Estimated transaction costs                                            6,500
             Estimated cash taxes                                                  25,000
                                                                              -----------
             Assumed pay down on Credit Facility                              $   152,200
                                                                              ===========

Crescent Real Estate Limited Partnership
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2003
(dollars in thousands, except unit data)

                                                                      Crescent Real
                                                                     Estate Equities         The Woodlands      Other Woodlands
                                                                   Limited Partnership  (A)  Land Company  (B)      Entities    (C)
                                                                   -------------------       -------------      ---------------
REVENUE:
       Office Property                                                $     375,996         $          --        $          --
       Resort/Hotel Property                                                170,122                    --                   --
       Residential Development Property                                     119,380                (1,257)                  --
                                                                      -------------         -------------        -------------
            Total Property revenue                                          665,498                (1,257)                  --
                                                                      -------------         -------------        -------------

EXPENSE:
       Office Property real estate taxes                                     50,663                    --                   --
       Office Property operating expenses                                   129,116                    --                   --
       Resort/Hotel Property expense                                        137,325                    --                   --
       Residential Development Property expense                             110,483                  (961)                  --
                                                                      -------------         -------------        -------------
            Total Property expense                                          427,587                  (961)                  --
                                                                      -------------         -------------        -------------

            Income from Property Operations                                 237,911                  (296)                  --
                                                                      -------------         -------------        -------------

OTHER INCOME (EXPENSE):
       Income from investment land sales, net                                12,961                    --                   --
       Gain on joint venture of properties, net                                 100                    --                   --
       Interest and other income                                              4,172                    --                   --
       Corporate general and administrative                                 (20,526)                   --                   --
       Interest expense                                                    (129,298)                   --                   --
       Amortization of deferred financing costs                              (7,751)                   --                   --
       Depreciation and amortization                                       (110,947)                   --                   --
       Impairment charges related to real estate assets                      (1,200)                   --                   --
       Other expenses                                                        (1,042)                   --                  417
       Equity in net income (loss) of unconsolidated companies:
            Office Properties                                                 8,797                    --               (6,300)
            Resort/Hotel Properties                                           2,036                    --                   --
            Residential Development Properties                                4,235                (4,350)                  --
            Temperature-Controlled Logistics Properties                         152                    --                   --
            Other                                                            (1,679)                   --                2,453
                                                                      -------------         -------------        -------------

            Total Other Income (Expense)                                   (239,990)               (4,350)              (3,430)
                                                                      -------------         -------------        -------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY
       INTERESTS AND INCOME TAXES                                            (2,079)               (4,646)              (3,430)
            Minority interests                                                 (722)                   --                   --
            Income tax benefit (provision)                                   10,545                 1,812                 (957)
                                                                      -------------         -------------        -------------

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE
       EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                     $       7,744         $      (2,834)       $      (4,387)
                                                                      =============         =============        =============


BASIC EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle     $        0.13
                                                                      =============

DILUTED EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle     $        0.13
                                                                      =============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - BASIC                                               58,467,903
                                                                      =============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - DILUTED                                             58,470,265
                                                                      =============


                                                                         Sales
                                                                         Proceeds    (D)   Consolidated
                                                                      -------------        -------------
REVENUE:
       Office Property                                                $          --        $     375,996
       Resort/Hotel Property                                                     --              170,122
       Residential Development Property                                          --              118,123
                                                                      -------------        -------------
            Total Property revenue                                               --              664,241
                                                                      -------------        -------------

EXPENSE:
       Office Property real estate taxes                                         --               50,663
       Office Property operating expenses                                        --              129,116
       Resort/Hotel Property expense                                             --              137,325
       Residential Development Property expense                                  --              109,522
                                                                      -------------        -------------
            Total Property expense                                               --              426,626
                                                                      -------------        -------------

            Income from Property Operations                                      --              237,615
                                                                      -------------        -------------

OTHER INCOME (EXPENSE):
       Income from investment land sales, net                                    --               12,961
       Gain on joint venture of properties, net                                  --                  100
       Interest and other income                                                 --                4,172
       Corporate general and administrative                                      --              (20,526)
       Interest expense                                                       3,592             (125,706)
       Amortization of deferred financing costs                                  --               (7,751)
       Depreciation and amortization                                             --             (110,947)
       Impairment charges related to real estate assets                          --               (1,200)
       Other expenses                                                            --                 (625)
       Equity in net income (loss) of unconsolidated companies:
            Office Properties                                                    --                2,497
            Resort/Hotel Properties                                              --                2,036
            Residential Development Properties                                   --                 (115)
            Temperature-Controlled Logistics Properties                          --                  152
            Other                                                                --                  774
                                                                      -------------        -------------

            Total Other Income (Expense)                                      3,592             (244,178)
                                                                      -------------        -------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY
       INTERESTS AND INCOME TAXES                                             3,592               (6,563)
            Minority interests                                                   --                 (722)
            Income tax benefit (provision)                                       --               11,400
                                                                      -------------        -------------

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE
       EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                     $       3,592        $       4,115 (E)
                                                                      =============        =============


BASIC EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle                          $        0.07
                                                                                           =============

DILUTED EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle                          $        0.07
                                                                                           =============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - BASIC                                                                    58,467,903
                                                                                           =============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - DILUTED                                                                  58,470,265
                                                                                           =============


    See accompanying notes to Pro Forma Consolidated Statements of Operations
                                      F-5

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands)


The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2003 as if the transactions described in the first paragraph of "Pro Forma Financial Information" were completed on January 1, 2002.

(A) Reflects Crescent Real Estate Equities Limited Partnership's unaudited consolidated historical Statement of Operations for the nine months ended September 30, 2003.

(B) Reflects an adjustment to remove the historical incremental income and expense for The Woodlands Land Development Company, L.P. for the nine months ended September 30, 2003.

(C) Reflects an adjustment to remove the historical incremental income and expense for the nine months ended September 30, 2003 for:

                 The Woodlands Commercial Property Company, L.P.                 $        5,883
                 The Woodlands Operating Company, L.P.                                   (1,496)
                                                                                 --------------

                                                                                 $        4,387
                                                                                 ==============

         Woodlands Office Equities - '95 Limited Partnership results of $802 thousand were presented in Net (loss)/income from discontinued operations, net of minority interests in the September 30, 2003 Consolidated Statements of Operations.

(D) Net decrease in interest costs assuming that the $152.2 million net cash proceeds, after estimated transaction costs and taxes, were used to pay down the Operating Partnership's Credit Facility at January 1, 2002.

                       Cash proceeds                                                   $    152,200
                       Weighted average interest rate (3.14% for nine months)                  2.36%
                                                                                       ------------

                       Reduction in interest expense                                   $      3,592
                                                                                       ============

(E) Does not reflect the gain on the sale of the Operating Partnership's interest in The Woodlands, Texas. The estimated gain, net of estimated transaction costs and taxes, would have been approximately $ 45.3 million had the transaction taken place on September 30, 2003.

                       Purchase price                                                    $ 183,700
                       Net book value                                                     (101,000)
                       Estimated transaction costs                                          (6,500)
                       Estimated tax provision                                             (30,900)
                                                                                         ---------

                       Estimated gain                                                    $  45,300
                                                                                         =========

Crescent Real Estate Equities Limited Partnership
Unaudited Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2002
(dollars in thousands, except unit data)

                                                                     Crescent Real
                                                                    Estate Equities        The Woodlands        Other Woodlands
                                                                  Limited Partnership  (A)  Land Company   (B)      Entities    (C)
                                                                  -------------------     ---------------       ---------------
REVENUE:
       Office Property                                              $       568,491       $            --       $            --
       Resort/Hotel Property                                                203,128                    --                    --
       Residential Development Property                                     231,726                (1,440)                   --
                                                                    ---------------       ---------------       ---------------
            Total Property revenue                                        1,003,345                (1,440)                   --
                                                                    ---------------       ---------------       ---------------

EXPENSE:
       Office Property real estate taxes                                     75,593                    --                    --
       Office Property operating expenses                                   171,430                    --                    --
       Resort/Hotel Property expense                                        157,987                    --                    --
       Residential Development Property expense                             211,760                (1,193)                   --
                                                                    ---------------       ---------------       ---------------
            Total Property expense                                          616,770                (1,193)                   --
                                                                    ---------------       ---------------       ---------------

            Income from Property Operations                                 386,575                  (247)                   --
                                                                    ---------------       ---------------       ---------------

OTHER INCOME (EXPENSE):
       Income from investment land sales, net                                21,591                    --                    --
       Gain on joint venture of properties, net                              17,363                    --                    --
       Interest and other income                                             26,526                    --                    --
       Corporate general and administrative                                 (27,762)                   --                    --
       Interest expense                                                    (179,212)                   --                    --
       Amortization of deferred financing costs                             (10,178)                   --                    --
       Depreciation and amortization                                       (143,291)                   --                    --
       Impairment charges related to real estate assets                     (12,216)                   --                    --
       Other expenses                                                       (11,389)                   --                    --
       Equity in net income (loss) of unconsolidated companies:
            Office Properties                                                23,431                    --               (20,491)
            Resort/Hotel Properties                                            (115)                   --                    --
            Residential Development Properties                               39,778               (33,847)                   --
            Temperature-Controlled Logistics Properties                      (2,933)                   --                    --
            Other                                                            (6,609)                   --                 1,509
                                                                    ---------------       ---------------       ---------------

            Total Other Income (Expense)                                   (265,016)              (33,847)              (18,982)
                                                                    ---------------       ---------------       ---------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY
       INTERESTS AND INCOME TAXES                                           121,559               (34,094)              (18,982)
            Minority interests                                              (12,690)                   --                    --
            Income tax benefit (provision)                                    4,922                 7,941                (1,657)
                                                                    ---------------       ---------------       ---------------

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE
       EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                   $       113,791       $       (26,153)      $       (20,639)
                                                                    ===============       ===============       ===============


BASIC EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle   $          1.79
                                                                    ===============

DILUTED EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle   $          1.79
                                                                    ===============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - BASIC                                               63,577,892
                                                                    ===============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - DILUTED                                             63,679,260
                                                                    ===============


                                                                        Sales                Accounting
                                                                       Proceeds      (D)  Reclassification  (E)  Consolidated
                                                                    ---------------       ----------------      --------------
REVENUE:
       Office Property                                              $            --       $       (28,383)      $       540,108
       Resort/Hotel Property                                                     --                    --               203,128
       Residential Development Property                                          --                    --               230,286
                                                                    ---------------       ---------------       ---------------
            Total Property revenue                                               --               (28,383)              973,522
                                                                    ---------------       ---------------       ---------------

EXPENSE:
       Office Property real estate taxes                                         --                (2,883)               72,710
       Office Property operating expenses                                        --                (5,560)              165,870
       Resort/Hotel Property expense                                             --                    --               157,987
       Residential Development Property expense                                  --                    --               210,567
                                                                    ---------------       ---------------       ---------------
            Total Property expense                                               --                (8,443)              607,134
                                                                    ---------------       ---------------       ---------------

            Income from Property Operations                                      --               (19,940)              366,388
                                                                    ---------------       ---------------       ---------------

OTHER INCOME (EXPENSE):
       Income from investment land sales, net                                    --                    --                21,591
       Gain on joint venture of properties, net                                  --                    --                17,363
       Interest and other income                                                 --                   (22)               26,504
       Corporate general and administrative                                      --                    --               (27,762)
       Interest expense                                                       5,616                   153              (173,443)
       Amortization of deferred financing costs                                  --                    --               (10,178)
       Depreciation and amortization                                             --                 4,768              (138,523)
       Impairment charges related to real estate assets                          --                    --               (12,216)
       Other expenses                                                            --                    --               (11,389)
       Equity in net income (loss) of unconsolidated companies:
            Office Properties                                                    --                    --                 2,940
            Resort/Hotel Properties                                              --                    --                  (115)
            Residential Development Properties                                   --                    --                 5,931
            Temperature-Controlled Logistics Properties                          --                    --                (2,933)
            Other                                                                --                    --                (5,100)
                                                                    ---------------       ---------------       ---------------

            Total Other Income (Expense)                                      5,616                 4,899              (307,330)
                                                                    ---------------       ---------------       ---------------

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY
       INTERESTS AND INCOME TAXES                                             5,616               (15,041)               59,058
            Minority interests                                                   --                 2,010               (10,680)
            Income tax benefit (provision)                                       --                    --                11,206
                                                                    ---------------       ---------------       ---------------

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE
       EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                   $         5,616       $       (13,031)      $        59,584
                                                                    ===============       ===============       ===============


BASIC EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle                                               $          0.94
                                                                                                                ===============

DILUTED EARNINGS PER UNIT DATA:
       Net income (loss) before discontinued operations and
            cumulative effect of a change in accounting principle                                             $          0.94
                                                                                                              ===============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - BASIC                                                                                         63,577,892
                                                                                                              ===============

WEIGHTED AVERAGE UNITS
       OUTSTANDING - DILUTED                                                                                       63,679,260
                                                                                                              ===============



    See accompanying notes to Pro Forma consolidated Statements of Operations
                                      F-7

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (dollars in thousands)


The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 as if the transactions described in the first paragraph of "Pro Forma Financial Information" were completed on January 1, 2002.

(A) Reflects Crescent Real Estate Equities Limited Partnership's audited consolidated historical Statement of Operations for the year ended December 31, 2002.

(B) Reflects an adjustment to remove the historical incremental income and expense for The Woodlands Land Development Company, L.P. for the year ended December 31, 2002.

(C) Reflects an adjustment to remove the historical incremental income and expense for the year ended December 31, 2002 for:

                      The Woodlands Commercial Property Company, L.P.               $     20,491
                      The Woodlands Operating Company, L.P.                                  148
                                                                                    ------------

                                                                                    $     20,639
                                                                                    ============

         Woodlands Office Equities - '95 Limited Partnership results of $6,794 were presented in Net income (loss) from discontinued operations, net of minority interests and Gain (loss) on real estate from discontinued operations, net of minority interests in the December 31, 2002 Consolidated Statements of Operations.

(D) Net decrease in interest costs assuming that the $152.2 million net cash proceeds, after estimated transaction costs and taxes, were used to pay down the Operating Partnership's Credit Facility at January 1, 2002.

                      Cash proceeds                                                $    152,200
                      Weighted average interest rate                                       3.69%
                                                                                   ------------

                      Reduction in interest expense                                $      5,616
                                                                                   ============

(E) Reflects a reclassification in accordance with the requirements of SFAS No. 144 to reclassify the results of operations of, and any gains or losses recognized on, assets initially designated as held for sale during the nine months ended September 30, 2003, as "Discontinued operations -- net income and gain on assets sold and held for sale". The Operating Partnership expects to include these reclassifications in the audited financial statements to be included in its Annual Report on Form 10-K for the year ended December 31, 2003, to be filed on or before March 15, 2004.

                                      F-8